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                                                                   Exhibit 23.16

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-91447 of Internet Capital Group, Inc. on Form S-1 of our report dated November 18, 1999 on the consolidated financial statements of ONVIA.com, Inc. and subsidiary, appearing in the Prospectus, which is part of this registration statement and to the reference to us under the heading "Experts" in such prospectus.




/s/ Deloitte & Touche LLP

Seattle, Washington

December 3, 1999